RECLAMATION AND CLOSURE COST OBLIGATIONS	12 Months Ended
Dec. 31, 2018
Disclosure of reclamation and closure cost obligations [Abstract]
Disclosure of reclamation and closure cost obligations [text block]
17. RECLAMATION AND CLOSURE COST OBLIGATIONS
Changes to the reclamation and closure cost obligations are as follows:

(in millions of U.S. dollars)	Rainy River	New Afton	Mesquite	Peak Mines	Cerro San Pedro	Blackwater	Total
CHANGES TO RECLAMATION AND CLOSURE COST OBLIGATIONS
Balance – December 31, 2016	20.0	7.6	13.6	13.7	18.1	8.9	81.9
Reclamation expenditures	-	(0.2)	-	(0.1)	(1.0)	(0.1)	(1.4)
Unwinding of discount	0.4	0.2	0.3	0.4	0.2	0.2	1.7
Revisions to expected cash flows	41.4	3.2	6.6	3.1	1.2	(0.3)	55.2
Foreign exchange movement	1.6	0.8	-	1.1	0.7	0.7	4.9
Less: amounts reclassified as held for sale	-	-	-	(18.2)	-	-	(18.2)
Balance – December 31, 2017	63.4	11.6	20.5	-	19.2	9.4	124.1
Less: current portion of closure costs (Note 5)	-	-	(0.2)	-	(2.4)	-	(2.6)
Non-current portion of closure costs	63.4	11.6	20.3	-	16.8	9.4	121.5
Balance – December 31, 2017	63.4	11.6	20.5	-	19.2	9.4	124.1
Reclamation expenditures	(0.3)	-	-	-	(0.9)	-	(1.2)
Unwinding of discount	1.5	0.2	0.4	-	0.1	0.2	2.4
Revisions to expected cash flows	(6.1)	(0.3)	(0.9)	-	1.5	(0.5)	(6.3)
Foreign exchange movement	(4.9)	(0.8)	-	-	0.1	(0.8)	(6.4)
Less: amounts reclassified as held for sale and sold	-	-	(20.0)	-	-	-	(20.0)
Balance – December 31, 2018	53.6	10.7	-	-	20.0	8.3	92.6
Less: current portion of closure costs (Note 5)	-	-		-	(6.5)	-	(6.5)
Non-current portion of closure costs	53.6	10.7	-	-	13.5	8.3	86.1

Each period the Company reviews cost estimates and other assumptions used in the valuation of the obligations at each of its mining properties and development properties to reflect events, changes in circumstances and new information available. Changes in these cost estimates and assumptions have a corresponding impact on the fair value of the obligation. The fair values of the obligations are measured by discounting the expected cash flows using a discount factor that reflects the risk-free rate of interest. The Company prepares estimates of the timing and amount of expected cash flows when an obligation is incurred. Expected cash flows are updated to reflect changes in facts and circumstances. The principal factors that can cause expected cash flows to change are: the construction of new processing facilities; obligations realized through additional ore bodies mined; changes in the quantities of material in reserves and a corresponding change in the LOM plan; changing ore characteristics that impact required environmental protection measures and related costs; changes in water quality that impact the extent of water treatment required; and changes in laws and regulations governing the protection of the environment. The fair value of an obligation is recorded when it is incurred.

The majority of the expenditures are expected to occur between 2019 and 2031. The discount rates used in estimating the site reclamation and closure cost obligations were between 1.9% and 7.1% for the year ended December 31, 2018 (2017 – 1.9% and 6.0%), and the inflation rate used was between 1.4% and 3.3% for the year ended December 31, 2018 (2017 – 1.7% and 3.3%).

Regulatory authorities in certain jurisdictions require that security be provided to cover the estimated reclamation and remediation obligations. As at December 31, 2018, letters of credit totalling $110.8 million (2017 - $137.8 million) had been issued to various regulatory agencies to satisfy financial assurance requirements for this purpose. The letters of credit are secured by the revolving Credit Facility (Note 11 (c)), and the annual fees are 1.50% of the value of the outstanding letters of credit.